UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2006

HyperFeed Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-13093	36-3131704
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

300 South Wacker Drive, Suite 300, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-913-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On May 5, 2006, the Board of Directors approved a new Employment Agreement for Paul Pluschkell, President and CEO, for calendar year 2006.

The Employment Agreement provides for an annual incentive award based on the Company’s performance in the sole discretion of the Chairman of h the Board of Directors.

In addition, the Employment Agreement provides for a base salary in 2006 of $360,000. The Employment Agreement provides that Mr. Pluschkell will be entitled to the standard employee benefits package available to all employees of the Company.

The Employment Agreement also provides that if Mr. Pluschkell is terminated for any reason other than cause, Mr. Pluschkell shall be paid a lump sum of $360,000.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibit 10

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyperFeed Technologies, Inc.

June 22, 2006	By:	Gemma R. Lahera

Name: Gemma R. Lahera
Title: Principal Accounting Officer and Treasurer

Top of the Form

Exhibit Index

Exhibit No.	Description

10	Paul Pluschkell Employment Agreement